UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21486
                                   811-21538

Name of Fund:  Merrill Lynch Real Investment Fund and
               Master Real Investment Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill Lynch Real Investment Fund and Master Real Investment Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 11/30/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Real Investment Fund


Annual Report
November 30, 2004


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Real Investment Fund
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Real Investment Fund



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism - all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. Although the price of oil has exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the ambiguities, fixed income markets provided positive results. The Lehman Brothers Aggregate Bond Index, for example, returned +4.44% for the 12-month period and +3.82% for the six-month period ended November 30, 2004. The 10-year Treasury yield was essentially unchanged year-over-year, while the three-month Treasury ended the period at 2.23%, up from 1.08% six months ago and .93% 12 months ago.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



A Discussion With Your Fund's Portfolio Managers


The commodities markets experienced a strong rally in recent months, which served to benefit Fund returns considerably, despite some relative underperformance during the Fund's initial ramp-up phase.


What is the Fund's investment objective?

The Fund seeks positive long-term total return, primarily through investment in commodity-linked derivative instruments and short-term debt obligations. The commodity-linked derivative instruments in which the Fund may invest include hybrid instruments, such as structured notes or commodity-linked notes, whose principal and/or interest payments are tied to the value of a real asset or commodity index, such as the Goldman Sachs Commodity Total Return Index. The debt obligations in which the Fund invests are primarily investment grade, floating rate debt securities of any maturity.


How has the Fund performed since its inception in light of the existing market and economic conditions?

Since its inception on March 26, 2004 through November 30, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +15.70%, +15.50%, +15.50% and +15.80%, respectively. For the same period, the Fund's benchmark, the Goldman Sachs Commodity Total Return Index, returned +20.18%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.)

Fund returns are clearly linked to commodity prices (particularly oil) and, to a lesser degree, also are influenced by the performance of the overall credit markets. This is because we use credit-sensitive debt securities to provide yield enhancement for the portfolio. Commodities made a strong showing, especially in the latter months of the period. In particular, oil had a profound impact on the return of the Fund, hitting a record-high price level of $55 per barrel on October 26, 2004. This compared to just $30 per barrel a year earlier. This is significant, as energy represents approximately 65% of the benchmark commodity index. Limited supply amid torrid demand, and the approach of the winter heating season, contributed to the high prices. In addition, our investment in low-duration fixed income securities was slightly accretive to the Fund and helped to offset some of the cost associated with the commodity-linked notes.

While performance has been favorable on an absolute basis, the Fund's relative results lagged the benchmark during the current period. For the most part, this is attributed to the "ramp-up" phase in the Fund's initial months, as we were gaining exposure to our benchmark commodity index in a rising commodity price environment. Once the Fund reached a fully invested stance in July, performance moved more closely in step with the benchmark.


How have you managed the portfolio since its inception?

We use commodity-linked notes to gain exposure to our benchmark index. These notes are issued to the Fund by high-quality banks and insurance companies, including AIG, J.P. Morgan Chase Bank, Deutsche Bank AG and, a recent addition, Barclays Bank PLC. Unlike other fixed income securities, which pay a fixed or floating rate coupon, the commodity-linked notes held by the Fund pay a periodic return that is linked to and dependent on the performance of a specified commodity index. With the addition of Barclays as an issuer of these notes in the third quarter, the Fund was able to achieve 100% exposure to its benchmark commodity index.

We augment our purchase of commodity-linked notes with positions in low-duration fixed income securities that we believe may provide the Fund with enhanced yield, thereby offsetting the cost of the notes. These securities have low interest rate risk and consist primarily of high-quality, structured asset-backed products, including home equity floaters and other corporate and mortgage-backed floating rate products. In addition to improving yield, these investments represent our efforts to increase the diversification of the portfolio.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



How would you characterize the portfolio's position at the close of the period?

At period-end, we continued to capture dollar-for-dollar exposure to our benchmark commodity index enhanced through the use of low-duration, high-quality fixed income securities. Given expectations for continued volatility in the oil sector, we believe an investment in commodities could provide attractive diversification opportunities for a traditional investment portfolio. In fact, Fund performance during the period demonstrated both the potential volatility of investing in commodities and the diversification benefits that can be achieved by adding commodities to an investment portfolio. For example, while the Standard & Poor's 500 Index returned -3.41% between March 26, 2004 (the Fund's inception) and August 12, 2004 (the market low), our benchmark commodity index was +12.54%.

Beyond the diversification benefits, we believe commodities also provide a good tactical trade in times when the economy is poised to grow and produce an increase in commodity demand. To that point, our overall outlook is for continued strong global growth. We believe the prices of oil and other commodities, which are important inputs to this global expansion, should benefit as a result. Of course, we are fully aware that oil has had a large run-up in recent months and could take a temporary pause. Having said that, we will continue to monitor the economy and the markets, and stand ready to adjust our strategy as conditions warrant.


Frank Viola
Vice President and Co-Portfolio Manager


Thomas Musmanno
Vice President and Co-Portfolio Manager


December 15, 2004



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.


Recent Performance Results

                                                        6-Month           Since Inception
As of November 30, 2004                               Total Return          Total Return
ML Real Investment Fund Class A Shares*                  + 8.95%               +15.70%
ML Real Investment Fund Class B Shares*                  + 8.76                +15.50
ML Real Investment Fund Class C Shares*                  + 8.76                +15.50
ML Real Investment Fund Class I Shares*                  + 9.04                +15.80
Goldman Sachs Commodity Index**                          +10.16                +20.18

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/26/04.

** This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.
   Since inception total returns are from 3/26/04.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Real Investment Fund++ Class A and Class B Shares* compared to a similar investment in Goldman Sachs Commodity Index++++. Values illustrated are as follows:


ML Real Investment Fund++
Class A Shares*

Date                              Value

3/26/2004**                     $ 9,475.00
November 2004                   $10,963.00


ML Real Investment Fund++
Class B Shares*

Date                              Value

3/26/2004**                     $10,000.00
November 2004                   $11,150.00


Goldman Sachs Commodity Index++++

Date                              Value

3/26/2004**                     $10,000.00
November 2004                   $12,018.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.

  ** Commencement of operations.

  ++ ML Real Investment Fund invests all of its assets in Master
     Real Investment Trust. The Portfolio invests primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations.

++++ This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.



Aggregate Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

Inception (3/26/04)
through 11/30/04                       +15.70%            +9.63%

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

Inception (3/26/04)
through 11/30/04                       +15.50%           +11.50%

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Real Investment Fund++ Class C and Class I Shares* compared to a similar investment in Goldman Sachs Commodity Index++++. Values illustrated are as follows:


ML Real Investment Fund++
Class C Shares*

Date                              Value

3/26/2004**                     $10,000.00
November 2004                   $11,450.00


ML Real Investment Fund++
Class I Shares*

Date                              Value

3/26/2004**                     $ 9,475.00
November 2004                   $10,972.00


Goldman Sachs Commodity Index++++

Date                              Value

3/26/2004**                     $10,000.00
November 2004                   $12,018.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.

  ** Commencement of operations.

  ++ ML Real Investment Fund invests all of its assets in Master
     Real Investment Trust. The Portfolio invests primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations.

++++ This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets.



Aggregate Total Return



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

Inception (3/26/04)
through 11/30/04                       +15.50%           +14.50%

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

Inception (3/26/04)
through 11/30/04                       +15.80%            +9.72%

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2004 and held through November 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                                               Ending       During the Period*
                                                          Beginning        Account Value     June 1, 2004 to
                                                        Account Value       November 30,      November 30,
                                                         June 1, 2004           2004               2004
Actual

Class A                                                     $1,000           $1,089.50            $7.86
Class B                                                     $1,000           $1,087.60            $9.32
Class C                                                     $1,000           $1,087.60            $9.42
Class I                                                     $1,000           $1,090.40            $6.86

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,017.55            $7.59
Class B                                                     $1,000           $1,016.14            $9.00
Class C                                                     $1,000           $1,016.04            $9.10
Class I                                                     $1,000           $1,018.50            $6.63

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.50% for Class A, 1.78% for Class B, 1.80% for Class C and 1.31% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Statement of Assets and Liabilities                                                      Merrill Lynch Real Investment Fund

As of November 30, 2004
Assets

           Investment in Master Real Investment Trust (the "Trust"), at value
           (identified cost--$62,021,132)                                                                   $    69,558,013
           Prepaid expenses and other assets                                                                         91,660
                                                                                                            ---------------
           Total assets                                                                                          69,649,673
                                                                                                            ---------------

Liabilities

           Payables:
               Distributor                                                                $        38,754
               Other affiliates                                                                    12,586            51,340
                                                                                          ---------------
           Accrued expenses                                                                                          22,048
                                                                                                            ---------------
           Total liabilities                                                                                         73,388
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $    69,576,285
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                $         9,392
           Class B Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                          9,228
           Class C Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                         29,775
           Class I Shares of beneficial interest, $.01 par value, unlimited number of
           shares authorized                                                                                         11,779
           Paid-in capital in excess of par                                                                      61,760,634
           Undistributed investment income--net                                           $       214,735
           Undistributed realized capital gains allocated from the Trust--net                       3,861
           Unrealized appreciation allocated from the Trust--net                                7,536,881
                                                                                          ---------------
           Total accumulated earnings--net                                                                        7,755,477
                                                                                                            ---------------
           Net Assets                                                                                       $    69,576,285
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $10,867,373 and 939,250 shares of beneficial
           interest outstanding                                                                             $         11.57
                                                                                                            ===============
           Class B--Based on net assets of $10,662,921 and 922,810 shares of beneficial
           interest outstanding                                                                             $         11.55
                                                                                                            ===============
           Class C--Based on net assets of $34,402,963 and 2,977,459 shares of beneficial
           interest outstanding                                                                             $         11.55
                                                                                                            ===============
           Class I--Based on net assets of $13,643,028 and 1,177,924 shares of beneficial
           interest outstanding                                                                             $         11.58
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Statement of Operations                                                                  Merrill Lynch Real Investment Fund

For the Period March 26, 2004++ to November 30, 2004
Investment Income Allocated from the Trust--Net

           Net investment income allocated from the Trust:
               Interest (including $19,069 from affiliates)                                                 $       619,926
               Expenses (net of $20,352 reimbursement)                                                            (258,713)
                                                                                                            ---------------
           Net investment income allocated from the Trust                                                           361,213
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       381,192
           Account maintenance and distribution fees--Class C                                     179,410
           Offering costs                                                                         122,800
           Account maintenance and distribution fees--Class B                                      62,369
           Registration fees                                                                       26,862
           Transfer agent fees--Class C                                                            22,397
           Professional fees                                                                       19,264
           Printing and shareholder reports                                                        16,465
           Account maintenance fees--Class A                                                       16,005
           Transfer agent fees--Class I                                                             8,272
           Transfer agent fees--Class B                                                             7,785
           Transfer agent fees--Class A                                                             7,042
           Other                                                                                   11,539
                                                                                          ---------------
           Total expenses before waiver and reimbursement                                         881,402
           Waiver and reimbursement of expenses                                                 (551,786)
                                                                                          ---------------
           Total expenses after waiver and reimbursement                                                            329,616
                                                                                                            ---------------
           Investment income--net                                                                                    31,597
                                                                                                            ---------------

Realized & Unrealized Gain Allocated from the Trust--Net

           Realized gain on investments, swaps and options written allocated from
           the Trust                                                                                                 37,437
           Unrealized appreciation/depreciation on investments, swaps and options
           written allocated from the Trust--net                                                                  7,536,881
                                                                                                            ---------------
           Total realized and unrealized gain allocated from the Trust--net                                       7,574,318
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     7,605,915
                                                                                                            ===============

           ++ Commencement of operations.

              See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Statement of Changes in Net Assets                                                       Merrill Lynch Real Investment Fund

                                                                                                           For the Period
                                                                                                          March 26, 2004++
                                                                                                          to November 30,
Increase in Net Assets:                                                                                           2004
Operations

           Investment income--net                                                                           $        31,597
           Realized gain allocated from the Trust--net                                                               37,437
           Unrealized appreciation/depreciation allocated from the Trust--net                                     7,536,881
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                   7,605,915
                                                                                                            ---------------

Beneficial Interest Transactions

           Net increase in net assets derived from beneficial interest transactions                              61,870,370
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                          69,476,285
           Beginning of period                                                                                      100,000
                                                                                                            ---------------
           End of period*                                                                                   $    69,576,285
                                                                                                            ===============
               * Undistributed investment income                                                            $       214,735
                                                                                                            ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Financial Highlights                                                                     Merrill Lynch Real Investment Fund

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Period March 26, 2004++
                                                                                         to November 30, 2004
Increase (decrease) in Net Asset Value:                                    Class A      Class B      Class C      Class I
Per Share Operating Performance

           Net asset value, beginning of period                           $    10.00   $    10.00   $    10.00   $    10.00
                                                                          ----------   ----------   ----------   ----------
           Investment income (loss)--net                                         .01       --++++       --++++          .02
           Realized and unrealized gain allocated from the Trust--net           1.56         1.55         1.55         1.56
                                                                          ----------   ----------   ----------   ----------
           Total from investment operations                                     1.57         1.55         1.55         1.58
                                                                          ----------   ----------   ----------   ----------
           Net asset value, end of period                                 $    11.57   $    11.55   $    11.55   $    11.58
                                                                          ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                              15.70%+++    15.50%+++    15.50%+++    15.80%+++
                                                                          ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver and reimbursement***                       1.42%*       1.65%*       1.67%*       1.27%*
                                                                          ==========   ==========   ==========   ==========
           Expenses***                                                        2.61%*       3.37%*       3.37%*       2.36%*
                                                                          ==========   ==========   ==========   ==========
           Investment income (loss)--net                                       .19%*      (.03%)*      (.03%)*        .35%*
                                                                          ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)                       $   10,867   $   10,663   $   34,403   $   13,643
                                                                          ==========   ==========   ==========   ==========
           Portfolio turnover of the Trust                                    19.40%       19.40%       19.40%       19.40%
                                                                          ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effect of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

           *** Includes the Fund's share of the Trust's allocated expenses.

            ++ Commencement of operations.

          ++++ Amount is less than $(.01) per share.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Notes to Financial Statements
Merrill Lynch Real Investment Fund


1. Significant Accounting Policies:
Merrill Lynch Real Investment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective and strategies by investing all of its assets in Master Real Investment Trust (the "Trust"), which has the same investment objectives and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Prior to commencement of operations on March 26, 2004, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of Common Stock on March 10, 2004 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,000. The percentage of the Trust owned by the Fund at November 30, 2004 was 91.5%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees and offering costs--Prepaid registration fees and offering costs will be amortized over a 12-month period beginning with the commencement of operations of the Fund.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $149,562 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $33,576 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses and the tax treatment of swap agreements. These reclassifications have no effect on net assets or net asset values per share.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Notes to Financial Statements (continued)
Merrill Lynch Real Investment Fund


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. During the Fund's start-up phase, MLIM elected to waive a portion of its management fee. For the period March 26, 2004 to November 30, 2004, MLIM earned fees of $381,192, all of which was waived. In addition, for the period March 26, 2004 to November 30, 2004, MLIM reimbursed the Fund in the amount of $170,594. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                         Account
                                     Maintenance       Distribution
                                             Fee                Fee

Class A                                     .25%                 --
Class B                                     .25%               .75%
Class C                                     .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period March 26, 2004 to November 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                            FAMD             MLPF&S

Class A                                  $24,564           $373,572
Class I                                       --                  4


For the period March 26, 2004 to November 30, 2004, MLPF&S received contingent deferred sales charges of $10,627 and $5,185 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, ML & Co., FAMD, FDS, and/or MLIM, LLC.


3. Beneficial Interest Transactions:
Net increase in net assets derived from capital share transactions were $61,870,370 for the period March 26, 2004 to November 30, 2004.

Transactions in beneficial interest for each class were as follows:


Class A Shares for the
Period March 26, 2004++                                      Dollar
to November 30, 2004                      Shares             Amount

Shares sold                            1,268,517   $     13,208,986
Automatic conversion of shares            13,919            163,571
                                 ---------------   ----------------
Total issued                           1,282,436         13,372,557
Shares redeemed                        (345,686)        (3,775,939)
                                 ---------------   ----------------
Net increase                             936,750   $      9,596,618
                                 ===============   ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Notes to Financial Statements (concluded)
Merrill Lynch Real Investment Fund


Class B Shares for the
Period March 26, 2004++                                      Dollar
to November 30, 2004                      Shares             Amount

Shares sold                            1,036,613   $     10,714,246
                                 ---------------   ----------------
Shares redeemed                        (102,372)        (1,148,566)
Automatic conversion of shares          (13,931)          (163,571)
                                 ---------------   ----------------
Total redeemed                         (116,303)        (1,312,137)
                                 ---------------   ----------------
Net increase                             920,310   $      9,402,109
                                 ===============   ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


Class C Shares for the
Period March 26, 2004++                                      Dollar
to November 30, 2004                      Shares             Amount

Shares sold                            3,174,366   $     33,037,378
Shares redeemed                        (199,407)        (2,243,680)
                                 ---------------   ----------------
Net increase                           2,974,959   $     30,793,698
                                 ===============   ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


Class I Shares for the
Period March 26, 2004++                                      Dollar
to November 30, 2004                      Shares             Amount

Shares sold                            1,440,324   $     15,025,559
Shares redeemed                        (264,900)        (2,947,614)
                                 ---------------   ----------------
Net increase                           1,175,424   $     12,077,945
                                 ===============   ================

++ Prior to commencement of operations, the Fund issued 2,500 shares to MLIM for $25,000.


4. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.066330 per Class A Share, $.022464 per Class B Share, $.026978 per Class C Share and $.080689 per Class I Share on December 31, 2004 to shareholders of record on December 20, 2004.

As of November 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                 $        214,137
Undistributed long-term capital gains--net                       --
                                                   ----------------
Total undistributed earnings--net                           214,137
Capital loss carryforward                                  (3,197)*
Unrealized gains--net                                   7,544,537**
                                                   ----------------
Total accumulated earnings--net                    $      7,755,477
                                                   ================

 * On November 30, 2004, the Fund had a net capital loss carry-forward of $3,197, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes, the treatment of swap agreements and other book/tax temporary differences.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Report of Independent Registered Public Accounting Firm
Merrill Lynch Real Investment Fund


To the Shareholders and Board of Trustees of Merrill Lynch Real Investment Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Real Investment Fund as of November 30, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 26, 2004 (commencement of operations) to November 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Real Investment Fund at November 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the period March 26, 2004 through November 30, 2004, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
January 14, 2005



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Schedule of Investments                                                Master Real Investment Trust       (in U.S. dollars)

                                 Face
                               Amount    Asset-Backed Securities++                                                 Value
                        $   3,000,000    Accredited Mortgage Loan Trust, Series 2004-3, Class 2A6,
                                         2.761% due 10/25/2034 (a)                                             $  3,003,690
                              138,258    AmeriCredit Automobile Receivables Trust, Series 2000-D,
                                         Class A4, 2.541% due 9/12/2007 (a)                                         138,317
                              200,000    American Express Credit Account Master Trust, Series 2002-1,
                                         Class A, 2.21% due 9/15/2009 (a)                                           200,421
                              200,000    BA Master Credit Card Trust, Series 2001-A, Class A, 2.22%
                                         due 6/15/2008 (a)                                                          200,303
                              200,000    Bank One Issuance Trust, Series 2002-A5, Class A5, 2.22% due
                                         6/15/2010 (a)                                                              200,491
                                         Capital Auto Receivables Asset Trust, Series 2003-2 (a):
                              190,870        Class A3B, 2.14% due 2/15/2007                                         190,888
                              200,000        Class A4B, 2.16% due 1/15/2009                                         200,150
                                         Capital One Auto Finance Trust (a):
                              189,725        Series 2003-A, Class A3B, 2.26% due 10/15/2007                         189,854
                              500,000        Series 2003-B, Class A3, 2.21% due 1/15/2008                           500,499
                              200,000    Capital One Master Trust, Series 1999-3, Class A, 2.35% due
                                         9/15/2009 (a)                                                              200,761
                            1,500,000    Capital One Multi-Asset Execution Trust, Series 2002-C1, Class C1,
                                         4.85% due 7/15/2010 (a)                                                  1,582,989
                              200,000    Chase Credit Card Master Trust, Series 2002-8, Class A, 2.16% due
                                         3/17/2008 (a)                                                              200,081
                              200,000    Citibank Credit Card Issuance Trust, Series 2002-A5, Class A5,
                                         1.92% due 9/17/2007 (a)                                                    200,019
                                         CountryWide Asset-Backed Certificates (a):
                            1,000,000        Series 2003-2, Class M1, 2.881% due 6/26/2033                        1,005,479
                            1,000,000        Series 2004-5, Class M2, 2.851% due 7/25/2034                          999,923
                            2,000,000        Series 2004-8, Class M1, 2.881% due 2/25/2035                        2,000,000
                              200,000    Household Automotive Trust, Series 2002-3, Class A4B, 2.45% due
                                         5/18/2009 (a)                                                              200,430
                               69,401    Long Beach Mortgage Loan Trust, Series 2003-4, Class AV3, 2.521%
                                         due 8/25/2033 (a)                                                           69,489
                              365,000    MBNA Credit Card Master Note Trust, Series 2001-C1, Class C1,
                                         3.15% due 10/15/2008 (a)                                                   368,188
                              600,000    MBNA Master Credit Card Trust USA, Series 2000-C, Class C, 2.90%
                                         due 7/15/2007 (a)                                                          600,471
                              609,258    MSDWCC Heloc Trust, Series 2003-2, Class A, 2.441% due 4/25/2016 (a)       608,876
                                         Morgan Stanley ABS Capital I (a):
                            1,000,000        Series 2003-NC5, Class M2, 4.181% due 4/25/2033                      1,019,079
                            1,489,171        Series 2004-NC1, Class A2, 2.551% due 12/27/2033                     1,492,877
                                         Residential Asset Securities Corporation (a):
                              196,944        Series 2000-KS4, Class AII, 2.411% due 9/25/2031                       197,114
                            1,000,000        Series 2004-KS8, Class MII2, 3.013% due 9/25/2034                      999,923
                              126,297    Saxon Asset Securities Trust, Series 2003-2, Class AV2, 2.481%
                                         due 6/25/2033 (a)                                                          126,461
                              161,363    Wachovia Asset Securitization Inc., Series 2003-HE1, Class A1,
                                         2.471% due 3/25/2033 (a)                                                   161,253

                                         Total Asset-Backed Securities (Cost--$16,861,549)--22.2%                16,858,026


                                         Government Agency Mortgage-Backed Securities++

                            2,871,061    Fannie Mae, Series 2004-36, Class FJ, 2.48% due 3/25/2018 (a)            2,874,078

                                         Total Government Agency Mortgage-Backed Securities
                                         (Cost--$2,867,024)--3.8%                                                 2,874,078



                                         Non-Government Agency Mortgage-Backed Securities++
Collateralized Mortgage     1,000,000    ACE Securities Corporation Home Equity Loan Trust, Series 2004-OP1,
Obligations--27.2%                       Class M3, 3.183% due 4/25/2034 (a)                                       1,001,853
                                         Ameriquest Mortgage Securities Inc. (a):
                            1,000,000        Series 2004-IA1, Class M4, 3.681% due 9/25/2034                      1,005,096
                            1,500,000        Series 2004-R1, Class M2, 2.761% due 2/25/2034                       1,499,886
                              200,000    Asset Backed Securities Corporation Home Equity Loan Trust,
                                         Series 2004-HE9, Class M2, 3.16% due 10/29/2034                            200,000
                            1,000,000    Bear Stearns Asset Backed Securities Inc., Series 2004-FR3,
                                         Class M2, 3.506% due 10/25/2034 (a)                                      1,000,313
                            2,000,000    Centex Home Equity, Series 2004-D, Class MV1, 2.801% due
                                         9/25/2034 (a)                                                            2,006,754
                            1,318,639    Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A4,
                                         2.581% due 3/25/2034 (a)                                                 1,317,529
                            2,000,000    Fremont Home Loan Trust, Series 2004-3, Class M2, 4.63% due
                                         11/25/2034 (a)                                                           2,001,875
                            2,720,617    GMAC Mortgage Corporation Loan Trust, Series 2004-J2, Class A2,
                                         2.68% due 6/25/2034 (a)                                                  2,719,823


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Schedule of Investments (continued)                                    Master Real Investment Trust       (in U.S. dollars)

                                 Face
                               Amount    Asset-Backed Securities++                                                 Value
Collateralized                           Granite Mortgages PLC (a):
Mortgage Obligations    $     275,000        Series 2002-1, Class 1C, 3.379% due 4/20/2042                     $    271,717
(concluded)                   500,000        Series 2003-1, Class 1C, 3.529% due 1/20/2043                          514,400
                              224,431    Greenwich Capital Commercial Funding Corporation, Series 2003-FL1,
                                         Class A, 2.651% due 7/05/2018 (a)                                          224,449
                                         Holmes Financing PLC, Series 8 (a):
                              535,000        Class 1C, 2.69% due 7/15/2040                                          535,334
                            1,900,000        Class 2C, 2.79% due 7/15/2040                                        1,903,563
                            3,000,000    Impac Secured Assets CMN Owner Trust, Series 2004-3, Class M1,
                                         2.781% due 12/25/2034 (a)                                                3,008,372
                            1,000,000    Master Asset Backed Securities Trust, Series 2004-HE1, Class M5,
                                         3.53% due 9/25/2034 (a)                                                  1,003,221
                              459,000    Wells Fargo Home Equity Trust, Series 2004-2, Class M5, 3.431%
                                         due 11/25/2033 (a)                                                         463,348

                                         Total Non-Government Agency Mortgage-Backed Securities
                                         (Cost--$20,657,367)--27.2%                                              20,677,533



Industry++++                             Corporate Bonds & Structured Notes

Finance--41.6%                           AIG-FP Structured Finance (Cayman) Limited (Goldman Sachs Commodity
                                         Index Total Return Linked Notes) (c):
                            7,000,000        1.58% due 4/01/2005                                                 10,908,155
                            3,000,000        1.50% due 5/14/2007                                                  3,831,034
                                         Barclays Bank PLC (Goldman Sachs Commodity Index Total Return
                                         Linked Notes) (c):
                            4,000,000        1.863% due 9/13/2007 (b)                                             5,337,477
                            5,000,000        Cayman Branch, 2.53% due 9/08/2005                                   6,389,507
                            1,500,000    Deutsche Bank AG (Goldman Sachs Commodity Index Total Return
                                         Linked Notes), 1.58% due 4/11/2005 (c)                                   2,262,590
                            1,500,000    J.P. Morgan Chase Bank (Goldman Sachs Commodity Index Total
                                         Return Linked Notes), 1.58% due 4/04/2005 (c)                            2,357,091
                              500,000    Sigma Finance Incorporated, 4.375% due 3/31/2014 (a)(b)                    502,516
                                                                                                               ------------
                                                                                                                 31,588,370

Oil Exploration &             250,000    Pemex Project Funding Master Trust, 3.188% due 6/15/2010 (a)(b)            256,250
Production--0.3%

                                         Total Corporate Bonds & Notes (Cost--$23,519,880)--41.9%                31,844,620





                           Beneficial
                             Interest    Short-Term Investments

                        $   3,263,625    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (d)              3,263,625

                                         Total Short-Term Investments (Cost--$3,263,625)--4.3%                    3,263,625


                            Number of
                            Contracts    Call Options Purchased

                                 3+++    London InterBank Offered Rate (LIBOR) Linked Floor, expiring
                                         April 2005 at USD 0.015, Broker J.P. Morgan Chase Bank                          30

                                         Total Options Purchased (Premiums Paid--$1,800)--0.0%                           30

                                         Total Investments (Cost--$67,171,245)--99.4%                            75,517,912


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Schedule of Investments (concluded)                                    Master Real Investment Trust       (in U.S. dollars)


                            Number of
                            Contracts    Call Options Written                                                      Value
                                 2+++    Consumer Price Index (CPI) Linked Floor, expiring April 2009
                                         at USD 1, Broker, Morgan Stanley Capital Services Inc.                $    (3,200)

                                         Total Options Written (Premiums Received--$3,200)--0.0%                    (3,200)

                        Total Investments, Net of Options Written (Cost--$67,168,045*)--99.4%                    75,514,712
                        Other Assets Less Liabilities--0.6%                                                         467,050
                                                                                                               ------------
                        Net Assets--100.0%                                                                     $ 75,981,762
                                                                                                               ============

  ++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

++++ For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
     These industry classifications are unaudited.

 +++ One contract represents a notional amount of $1,000,000.

   * The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

     Aggregate cost                                 $   67,167,384
                                                    ==============
     Gross unrealized appreciation                  $    8,371,971
     Gross unrealized depreciation                        (24,643)
                                                    --------------
     Net unrealized appreciation                    $    8,347,328
                                                    ==============

 (a) Floating rate note.

 (b) The security may be offered and sold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933.

 (c) Represents a structured note; the interest rate shown reflects the effective yield at the time of purchase by the Trust.

 (d) Investments in companies considered to be an affiliate of the Trust
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:


                                               Net        Interest
     Affiliate                               Activity       Income

     Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $3,263,625    $21,048


     Swaps outstanding as of November 30, 2004 were as follows:


                                                        Unrealized
                                          Notional   Appreciation/
                                           Amount     Depreciation

     Sold credit default protection on
     Granite Mortgages PLC. and
     receive .45% interest

     Broker, Deutsche Bank AG, London
     Expires June 2044                     $2,000,000     $  1,800

     Sold credit default protection on
     Permanent Financing PLC. and
     receive .55% interest

     Broker, Deutsche Bank AG, London
     Expires June 2042                     $2,000,000        1,724

     Sold credit default protection on
     Credit Default Exchange and
     receive .60% interest

     Broker, J.P. Morgan Chase Bank
     Expires September 2009                $1,998,382     (11,650)


     Sold credit default protection on
     Holmes Financing PLC. and
     receive .55% interest

     Broker, Deutsche Bank AG, London
     Expires June 2040                     $2,000,000          624
                                                          --------
     Total                                                $(7,502)
                                                          ========


     See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Statement of Assets and Liabilities                                                            Master Real Investment Trust

As of November 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$63,905,820)                  $    72,254,257
           Investments in affiliated securities, at value (identified cost--$3,263,625)                           3,263,625
           Options purchased, at value (premiums paid--$1,800)                                                           30
           Unrealized appreciation on swaps                                                                           4,148
           Receivables:
               Contributions                                                              $       607,494
               Interest (including $4,434 from affiliates)                                        228,224
               Swaps                                                                                8,142           843,860
                                                                                          ---------------
           Prepaid expenses and other assets                                                                          3,116
                                                                                                            ---------------
           Total assets                                                                                          76,369,036
                                                                                                            ---------------

Liabilities

           Swap premiums received                                                                                     1,511
           Options written, at value (premiums received--$3,200)                                                      3,200
           Unrealized depreciation on swaps                                                                          11,650
           Payables:
               Securities purchased                                                               200,123
               Withdrawals                                                                         90,832
               Custodian bank                                                                      51,420
               Investment adviser                                                                   2,107
               Other affiliates                                                                       559           345,041
                                                                                          ---------------
           Accrued expenses                                                                                          25,872
                                                                                                            ---------------
           Total liabilities                                                                                        387,274
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $    75,981,762
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $    67,642,597
           Unrealized appreciation--net                                                                           8,339,165
                                                                                                            ---------------
           Net Assets                                                                                       $    75,981,762
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Statement of Operations                                                                        Master Real Investment Trust

For the Period March 26, 2004++ to November 30, 2004
Investment Income

           Interest (including $21,048 from affiliates)                                                     $       682,545
                                                                                                            ---------------
           Total income                                                                                             682,545
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       209,273
           Accounting services                                                                     65,872
           Custodian fees                                                                           9,987
           Trustees' fees and expenses                                                              7,362
           Professional fees                                                                        4,022
           Printing and shareholder reports                                                         3,054
           Pricing fees                                                                             2,753
           Other                                                                                    4,148
                                                                                          ---------------
           Total expenses before waiver                                                           306,471
           Waiver of expenses                                                                    (20,745)
                                                                                          ---------------
           Total expenses after waiver                                                                              285,726
                                                                                                            ---------------
           Investment income--net                                                                                   396,819
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                  (16,812)
               Swaps--net                                                                          45,467
               Options written--net                                                                12,690            41,345
                                                                                          ---------------
           Unrealized appreciation/depreciation on:
               Investments--net                                                                 8,346,667
               Swaps--net                                                                         (7,502)
               Options written--net                                                                    --         8,339,165
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                8,380,510
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     8,777,329
                                                                                                            ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Statement of Changes in Net Assets                                                             Master Real Investment Trust

                                                                                                            For the Period
                                                                                                           March 26, 2004++
                                                                                                           to November 30,
Increase (Decrease) in Net Assets:                                                                               2004
Operations

           Investment income--net                                                                           $       396,819
           Realized gain--net                                                                                        41,345
           Unrealized appreciation/depreciation--net                                                              8,339,165
                                                                                                            ---------------
           Net increase in net assets resulting from operations                                                   8,777,329
                                                                                                            ---------------

Capital Transactions

           Proceeds from contributions                                                                           82,947,925
           Fair value of withdrawals                                                                           (15,843,492)
                                                                                                            ---------------
           Net increase in net assets derived from capital transactions                                          67,104,433
                                                                                                            ---------------

Net Assets

           Total increase in net assets                                                                          75,881,762
           Beginning of period                                                                                      100,000
                                                                                                            ---------------
           End of period                                                                                    $    75,981,762
                                                                                                            ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Financial Highlights                                                                           Master Real Investment Trust

                                                                                                            For the Period
                                                                                                           March 26, 2004++
The following ratios have been derived from                                                                to November 30,
information provided in the financial statements.                                                                2004
Total Investment Return

           Total investment return                                                                                  16.20%*
                                                                                                            ===============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                                   .68%**
                                                                                                            ===============
           Expenses                                                                                                  .73%**
                                                                                                            ===============
           Investment income--net                                                                                    .95%**
                                                                                                            ===============

Supplemental Data

           Net assets, end of period (in thousands)                                                         $        75,982
                                                                                                            ===============
           Portfolio turnover                                                                                        19.40%
                                                                                                            ===============

             * Aggregate total investment return.

            ** Annualized.

            ++ Commencement of operations.

               See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Notes to Financial Statements
Master Real Investment Trust


1. Significant Accounting Policies:
Master Real Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. Prior to commencement of operations on March 26, 2004, the Trust had no operations other than those relating to organizational matters and a $100,000 capital contribution to the Trust by the Merrill Lynch Real Investment Fund. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Trust's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Trust from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities and commodities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Notes to Financial Statements (continued)
Master Real Investment Trust


* Hybrid instruments--The Trust may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variables. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Notes to Financial Statements (concluded)
Master Real Investment Trust


(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Trust recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.50%. During the Fund's start-up phase, MLIM elected to waive a portion of its management fee. For the period March 26, 2004 to November 30, 2004, MLIM earned fees of $209,273, of which $20,745 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained MLIM, LLC as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

For the period March 26, 2004 to November 30, 2004, the Trust reimbursed MLIM $831 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or trustees of MLIM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period March 26, 2004 to November 30, 2004 were $71,779,471 and $7,865,118, respectively.

Transactions in call options written for the period March 26, 2004 to November 30, 2004 were as follows:

                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of period                        --                 --
Options written                              218    $        15,890
Options expired                            (216)           (12,690)
                                  --------------    ---------------
Outstanding call options
  written, end of period                       2    $         3,200
                                  ==============    ===============



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Report of Independent Registered Public Accounting Firm
Master Real Investment Trust


To the Investors and Board of Trustees of Master Real Investment Trust:

We have audited the accompanying statement of net assets, including the schedule of investments, of Master Real Investment Trust as of November 30, 2004, the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 26, 2004 (commencement of operations) to November 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Real Investment Trust at November 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the period March 26, 2004 through November 30, 2004, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
January 14, 2005



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004



Portfolio Information                  Master Real Investment Trust


Asset Mix as of November 30, 2004

                                               Percent of
                                                 Total
                                              Investments

Corporate Bonds & Structured Notes               42.2%
Non-Government Agency
   Mortgage-Backed Securities                     27.4
Asset-Backed Securities                           22.3
Government Agency Mortgage-Backed
   Securities                                     3.8
Other*                                            4.3

 * Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Officers and Trustees
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                      Position(s)   Length of                                               Fund Complex   Directorships
                      Held with     Time                                                    Overseen by    Held by
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Director

Terry K. Glenn*       President     2004 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011         and           present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,            Trustee                 Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 64                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc., ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund/Trust based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust
  President, Mr. Glenn serves at the pleasure of the Board of Trustees.



Independent Trustees*


David O. Beim         Trustee       2004 to   Professor of Finance and Economics at the     14 Funds       None
P.O. Box 9095                       present   Columbia University Graduate School of        17 Portfolios
Princeton,                                    Business since 1991; Chairman of Outward
NJ 08543-9095                                 Bound U.S.A. from 1997 to 2002; Chairman
Age: 64                                       of Wave Hill, Inc. since 1990.


James T. Flynn        Trustee       2004 to   Chief Financial Officer of J.P. Morgan &      14 Funds       None
P.O. Box 9095                       present   Co., Inc. from 1990 to 1995 and an employee   17 Portfolios
Princeton,                                    of J.P. Morgan in various capacities from
NJ 08543-9095                                 1967 to 1995.
Age: 65


W. Carl Kester        Trustee       2004 to   Mizuho Financial Group Professor of Finance;  14 Funds       None
P.O. Box 9095                       present   Senior Associate Dean and Chairman of the     17 Portfolios
Princeton,                                    MBA Program of Harvard University Graduate
NJ 08543-9095                                 School of Business Administration since 1999;
Age: 53                                       James R. Williston Professor of Business
                                              Administration of Harvard University Graduate
                                              School of Business from 1997 to 1999; MBA
                                              Class of 1977, Professor of Business
                                              Administration of Harvard University Graduate
                                              School of Business Administration from 1981
                                              to 1997; Independent Consultant since 1978.


Karen P. Robards      Trustee       2004 to   President of Robards & Company, a financial   14 Funds       None
P.O. Box 9095                       present   advisory since 1987; formerly an investment   17 Portfolios
Princeton,                                    banker with Morgan Stanley for more than
NJ 08543-9095                                 ten years; Director of Enable Medical Corp.
Age: 54                                       since 1996; Director of Atricure, Inc. since
                                              2000; Director of CineMuse Inc. from 1996 to
                                              2000; Director of the Cooke Center for
                                              Learning and Development, a not-for-profit
                                              organization, since 1987.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Officers and Trustees (concluded)

                      Position(s)   Length of
                      Held with     Time
Name, Address & Age   Fund/Trust    Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke       Vice          2004 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011         President     present   1999; Senior Vice President and Treasurer of Princeton Services since 1999 and
Princeton,            and                     Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM
NJ 08543-9011         Treasurer               and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44


Frank Viola           Vice          2004 to   Managing Director (Global Fixed Income) of MLIM since 1997; Treasurer of
P.O. Box 9011         President     present   Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill
Princeton,                                    Lynch Capital Markets from 1993 to 1996.
NJ 08543-9011
Age: 40


Thomas Musmanno       Vice          2004 to   Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from
P.O. Box 9011         President     present   1997 to 2004; Derivatives and Structured Products Specialist with MLIM from
Princeton,                                    2000 to 2002; Portfolio Manager with MLIM from 1996.
NJ 08543-9011
Age: 35


Jeffrey Hiller        Chief         2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011         Compliance    present   and Chief Compliance Officer of MLIM since 2004; Global Director of Compliance
Princeton,            Officer                 at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
NJ 08543-9011                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
Age: 53                                       Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                              Officer at Prudential Financial from 1995 to 2000.


Alice A. Pellegrino   Secretary     2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                       present   to 2002; Attorney with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund/Trust serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn will retire as President and Trustee of Merrill Lynch Real Investment Fund and Master Real
Investment Trust. The Fund's/Trust's Board of Trustees wishes
Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Trustee of the Fund and the Trust.


MERRILL LYNCH REAL INVESTMENT FUND, NOVEMBER 30, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T.
Flynn and (4) Karen P. Robards.

The registrant's board of directors has determined that David O.
Beim, W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions.
Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

Merrill Lynch Real Investment Fund
(a) Audit Fees -  Fiscal Year Ending November 30, 2004 - $5,000
                  Fiscal Year Ending November 30, 2003 - $N/A

Master Real Investment Trust
(a) Audit Fees -  Fiscal Year Ending November 30, 2004 - $37,500
                  Fiscal Year Ending November 30, 2003 - $N/A

Merrill Lynch Real Investment Fund
(b) Audit-Related Fees -
                  Fiscal Year Ending November 30, 2004 - $0
                  Fiscal Year Ending November 30, 2003 - $N/A

Master Real Investment Trust
(b) Audit-Related Fees -
                  Fiscal Year Ending November 30, 2004 - $0
                  Fiscal Year Ending November 30, 2003 - $N/A

Merrill Lynch Real Investment Fund
(c) Tax Fees -    Fiscal Year Ending November 30, 2004 - $5,000
                  Fiscal Year Ending November 30, 2003 - $N/A

The nature of the services include tax compliance, tax advice and tax planning.

Master Real Investment Trust
(c) Tax Fees -    Fiscal Year Ending November 30, 2004 - $5,000
                  Fiscal Year Ending November 30, 2003 - $N/A

The nature of the services include tax compliance, tax advice and tax planning.

Merrill Lynch Real Investment Fund
(d) All Other Fees -
                  Fiscal Year Ending November 30, 2004 - $0
                  Fiscal Year Ending November 30, 2003 - $N/A

Master Real Investment Trust
(d) All Other Fees -
                  Fiscal Year Ending November 30, 2004 - $0
                  Fiscal Year Ending November 30, 2003 - $N/A

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending November 30, 2004 - $5,000
    Fiscal Year Ending November 30, 2003 - $N/A

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Real Investment Fund and Master Real Investment Trust


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Real Investment Fund and
       Master Real Investment Trust


Date: January 13, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Merrill Lynch Real Investment Fund and
       Master Real Investment Trust


Date: January 13, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Real Investment Fund and
       Master Real Investment Trust


Date: January 13, 2005